SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 March 11, 1998
                         (Date of earliest event reported)




                           CITIZENS UTILITIES COMPANY
               (Exact name of Registrant as specified in charter)



          Delaware                    001-11001              06-0619596
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification No.)



High Ridge Park, P.O. Box 3801, Stamford, Connecticut        06905
-----------------------------------------------------        -----
(Address of principal executive offices)                   (Zip Code)



                                 (203) 614-8800
               (Registrant's telephone number, including area code)


                           No change since last report
             (Former name or address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1 Press release of Citizens Utilities Company released March 11, 1998.

                  99.2  Financial and operating data

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CITIZENS UTILITIES COMPANY
                                           Registrant




                                           By:/s/ Livingston E. Ross
                                           Vice President and Controller




Date:    March 12, 1998